SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported): August 8, 2005

                                  LabOne, Inc.
                      ------------------------------------
                          (Exact name of registrant as
                            specified in its charter)

              Missouri               0-16946             43-1039532
        ---------------------     -------------       -----------------
         (State or other           (Commission       (I. R. S. Employer
         jurisdiction              File Number)      Identification No.)
         of incorporation)



                  10101 Renner Boulevard, Lenexa, Kansas 66219
                  -------------------------------------- -----
               (Address of principal executive offices) (Zip code)

    Registrant's telephone number, including area code:  913-888-1770
                                                        --------------


                                 Not Applicable
         --------------------------------------------------------------
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[X] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) ] under the
    Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

Merger Agreement
----------------

     Before the opening of trading on August 8, 2005, the Company issued a press release announcing that it had entered into an Agreement and Plan of Merger (the "Merger Agreement"), dated as of August 8, 2005, by and among the Company, Quest Diagnostics Incorporated ("Quest") and Fountain, Inc., a wholly-owned subsidiary of Quest ("Merger Sub"), pursuant to which Merger Sub will merge (the "Merger") with and into the Company, with the Company continuing as the surviving corporation. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     Pursuant to the Merger Agreement, at the effective time of the Merger, each outstanding share of common stock, par value $.01 per share, of the Company (the "Shares"), other than any shares owned by the Company or by any of its subsidiaries and any shares owned by Quest or Merger Sub or any shares owned by any shareholders who are entitled to and who properly exercise dissenters' rights under Missouri law, will be converted into the right to receive $43.90 in cash, without interest. As described below, it is anticipated that all outstanding options to purchase shares of common stock outstanding immediately prior to the effectiveness of the Merger will be canceled and converted into the right to receive $43.90 per share of common stock underlying such options less the exercise price thereof, without interest, subject to applicable tax withholding. Upon consummation of the Merger, the holders of the Company's 3.5% Convertible Senior Debentures (the "Debentures") in the aggregate principal amount of $103.5 million will have the right to receive such principal amount, plus a specified premium and accrued interest, in an aggregate cash amount of approximately $132 million.

     Consummation  of the Merger is subject to customary  conditions,  including
(i) approval by the holders of at least two-thirds of the Company's outstanding common stock, (ii) absence of any law or order prohibiting the closing, (iii) expiration or termination of the Hart-Scott-Rodino waiting period, (iv) subject to certain exceptions, the accuracy of the representations and warranties, and
(v) material compliance of the other party with its covenants. The Company, Quest and Merger Sub have each agreed, subject to certain limitations, to use their reasonable best efforts to take actions required in connection with obtaining such approvals.

     The Merger Agreement contains certain termination rights for both the Company and Quest, and further provides that, upon termination of the Merger Agreement under specified circumstances (including entering into a definitive agreement with a third party for a substantially superior offer), the Company may be required to pay Quest a termination fee of $26,500,000.

     A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and incorporated herein by reference. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement.

Amendment to Rights Agreement
-----------------------------

     The Company amended its Rights Agreement, dated as of February 11, 2000, as amended by Amendment No. 1 to the Rights Agreement, dated as of August 31, 2001, and Amendment No. 2 to the Rights Agreement, dated as of April 20, 2005 (the "Rights Agreement") with American Stock

Transfer & Trust Company ("AST") to provide, among other things, that the rights granted pursuant to the Rights Agreement will not become exercisable as a result of the approval, execution, delivery or performance of the Merger Agreement and the consummation of the transactions contemplated by the Merger Agreement. A copy of this Amendment No. 3 to the Rights Agreement is attached hereto as
Exhibit 4.1 and incorporated herein by reference.

Amendments to Long-Term Incentive Plans and Outstanding Stock Option Agreements
-------------------------------------------------------------------------------

     1.   1987 Long-Term Incentive Plan
          -----------------------------

     On August 5, 2005, the Executive Compensation Committee ("Committee") of the Board of Directors of the Company approved an amendment to outstanding stock option agreements under the Company's 1987 Long-Term Incentive Plan ("1987 Plan") to authorize the Committee to take certain actions with respect to outstanding stock options under the 1987 Plan in connection with certain change of control transactions, such as the Merger. The form of the amendment to the outstanding stock option agreements is attached hereto as Exhibit 10.1 and incorporated herein by reference. The Company is seeking to enter into the proposed amendment with the optionees under the 1987 Plan, which consist of one executive officer, W. Thomas Grant II, and two other employees.

      2.   1997 Long-Term Incentive Plan
           -----------------------------

     On August 5, 2005, the Committee approved an amendment to outstanding stock option agreements under the Company's 1997 Long-Term Incentive Plan ("1997 Plan") to provide that stock options subject to such agreements shall become fully exercisable upon consummation of a merger of the Company with another corporation rather than upon shareholder approval of such a merger. The amendment is attached hereto as Exhibit 10.2 and incorporated herein by reference. In addition, the Committee also approved an Amendment No. 1 to Stock Option Agreement, containing the amendment, which is attached hereto as Exhibit
10.3 and incorporated herein by reference, to be entered into between the Company and executive officers of the Company with stock options that are not fully vested under the 1997 Plan. Although the Company intends to enter into the Amendment No. 1 to Stock Option Agreement only with executive officers of the Company, the amendment approved by the Committee applies to all outstanding stock option agreements under the 1997 Plan.

      3.   2001 Long-Term Incentive Plan-Bonus Replacement Stock Option Program
           --------------------------------------------------------------------

     On August 5, 2005, the Committee approved amendments to Section 2.5.9 of the Bonus Replacement Stock Option Program of the 2001 Long-Term Incentive Plan ("2001 Plan"), and each outstanding stock option agreement pursuant to the Bonus Replacement Stock Option Program. The Committee has amended Section 2.5.9 of the Plan and the outstanding stock option agreements to provide that acceleration of vesting, exercise and termination of stock options under such provisions shall be subject to the condition that the corporate transaction occur and shall be effective immediately prior to effectiveness of such corporate transaction. The amendment to Section 2.5.9 of the 2001 Plan is attached hereto as Exhibit 10.4 and incorporated herein by reference, and the amendment to Section 2.5.9 of each outstanding stock option agreement under the Bonus

Replacement Stock Option Program is attached hereto as Exhibit 10.5 and incorporated herein by reference.

     On August 5, 2005, the Committee also amended each outstanding stock option agreement under the Bonus Replacement Stock Option Program to add a new Section 2.5.9A, which provides that in the event the option is exercised pursuant to
Section 2.5.9 in connection with a corporate transaction in which shares of common stock of the Company are converted into the right to receive cash, unless the optionee elects otherwise in writing at the time the option is exercised, the optionee will be entitled to receive, in lieu of shares issuable in connection with such exercise of the option, an amount in cash equal to the number of shares subject to the stock option immediately prior to such exercise multiplied by the amount by which the cash consideration per share payable in such corporate transaction exceeds the exercise price per share, subject to all applicable federal, state and local tax withholding requirements. The amendment to each outstanding stock option agreement under the Bonus Replacement Stock Option Program to add a new Section 2.5.9A is attached hereto as Exhibit 10.5 and incorporated herein by reference.

     In addition, the Committee also approved an Amendment No. 1 to Stock Option Agreement under the Bonus Replacement Stock Option Program, containing such amendments, which is attached hereto as Exhibit 10.6 and incorporated herein by reference, to be entered into between the Company and executive officers of the Company with stock options outstanding under the Bonus Replacement Stock Option Program under the 2001 Plan. Although the Company intends to enter into the Amendment No. 1 to Stock Option Agreement under the Bonus Replacement Stock Option Program with executive officers, the amendments approved by the Committee as described above apply to all outstanding stock option agreements under the Bonus Replacement Stock Option Program.

      4.   2001 Long-Term Incentive Plan-Stock Program for Outside Directors
           -----------------------------------------------------------------

     On August 5, 2005, the Committee approved amendments to Section 3.5.7 of the Stock Program for Outside Directors of the 2001 Plan, and each outstanding stock option agreement pursuant to the Stock Program for Outside Directors which are substantially the same as the amendments to Section 2.5.9 of the Bonus Replacement Stock Option Program and the outstanding stock option agreements under the Bonus Replacement Stock Option Program as described above. The amendment to Section 3.5.7 of the 2001 Plan is attached hereto as Exhibit 10.4 and incorporated herein by reference, and the amendments to each outstanding stock option agreement under the Stock Program for Outside Directors is attached hereto as Exhibit 10.5 and incorporated herein by reference.

     In addition, the Committee also approved an Amendment No. 1 to Stock Option Agreement under the Stock Program for Outside Directors, containing such amendments, which is attached hereto as Exhibit 10.7 and incorporated herein by reference, to be entered into between the Company and directors of the Company with stock options outstanding under the Stock Program for Outside Directors under the 2001 Plan.

      5.   2001 Long-Term Incentive Plan-Stock Incentive Program
           -----------------------------------------------------

     On August 5, 2005, the Committee approved an amendment to each outstanding stock option agreement under the Stock Incentive Program of the Company's 2001 Plan to provide that such stock option shall become fully exercisable upon consummation of a merger of the Company with another corporation rather than upon shareholder approval of such a merger. The amendment is attached hereto as
Exhibit 10.5 and incorporated herein by reference. On August 5, 2005, the Committee also approved amendments to each outstanding stock option agreement under the Stock Incentive Program that are substantially the same as the amendments to Section 2.5.9 of the Bonus Replacement Stock Option Program and the outstanding stock option agreements under the Bonus Replacement Stock Option Program as described above. The amendments to each outstanding stock option agreement under the Stock Incentive Program is attached hereto as Exhibit 10.5 and incorporated herein by reference.

     In addition, the Committee also approved an Amendment No. 1 to Stock Option Agreement under the Stock Incentive Program, containing such amendments, which attached hereto as Exhibit 10.8 and incorporated herein by reference, to be entered into between the Company and executive officers of the Company with stock options outstanding under the Stock Incentive Program under the 2001 Plan. Although the Company intends to enter into the Amendment No. 1 to Stock Option Agreement under the Stock Incentive Program with executive officers, the amendments approved by the Committee as described above apply to all outstanding stock option agreements under the Stock Incentive Program.

Employment Agreements
---------------------

     On August 8, 2005, and in connection with the execution and delivery of the Merger Agreement, the Company entered into employment agreements on behalf of Quest with W. Thomas Grant II, the Company's Chairman, President, and Chief Executive Officer, Michael J. Asselta, the Company's Executive Vice President and Chief Operating Officer, Philip A. Spencer, the Company's Executive Vice President -- Healthcare Marketing, Gregg R. Sadler, Executive Vice President and President -- Insurance Services Division, and L. Patrick James, M.D., the Company's Executive Vice President -- Laboratory and Pathology Services. The agreements become effective on the effective date of the Merger and, until effective, these executives remain subject to existing employment agreements with the Company. The employments agreements are attached hereto as Exhibits
10.9 to 10.13 and incorporated herein by reference.

Item 1.02  Termination of a Material Definitive Agreement

     In connection with the Merger, the Board of Directors terminated the Company's 1997 Directors Stock Option on August 8, 2005. There were no options outstanding under this plan at the time of termination.

Item 8.01  Other Events

In connection with the proposed transactions, the Company and Quest intend to file relevant materials with the Securities and Exchange Commission (SEC), including a proxy statement. Because those documents will contain important information, holders of the Company's common stock are urged to read them carefully, when they become available. When filed with the SEC, they will be available free of charge (along with any other documents and reports filed with the SEC by the Company and Quest) at the SEC's Web site, www.sec.gov, and the Company's shareholders will receive information at an appropriate time on how to obtain these documents and reports free of charge from the Company. Such documents are not currently available. The proxy statements and such other documents may also be obtained free of charge from the Company by directing such request to: Office of Investor Relations, LabOne, Inc., 10101 Renner Boulevard, Lenexa, Kansas 66219.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of the Company's common stock in connection with the proposed transaction. Information about the Company's directors and executive officers and their ownership of the Company's common stock is set forth in the proxy statement for the Company's 2005 Annual Meeting of Stockholders, which was filed with the SEC on April 19, 2005. Investors may obtain additional information regarding the interests of such participants by reading the proxy statement when it becomes available.

Quest and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of the Company's common stock in connection with the proposed transactions. Information about the directors and executive officers of Quest is set forth in the proxy statement for Quest's 2005 Annual Meeting of Shareholders, which was filed with the SEC on March 31, 2005. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement when it becomes available.

Item 9.01  Financial Statements and Exhibits

Number       Description
------       -----------
2.1          Agreement  and Plan of  Merger,  dated as of  August  8,
             2005,  by and  among  LabOne,  Inc.,  Quest  Diagnostics
             Incorporated and Fountain, Inc.
4.1          Amendment No. 3 to Rights Agreement,  dated as of August
             8, 2005, by and between LabOne,  Inc. and American Stock
             Transfer & Trust Company
10.1         Form of  Amendment  No. 1 to  outstanding  stock  option
             agreement   pursuant  to  the  LabOne,   Inc.  Long-Term
             Incentive Plan
10.2         Form  of  amendment  to  all  outstanding  stock  option
             agreements under the Company's 1997 Long-Term  Incentive
             Plan
10.3         Amendment  No. 1 to Stock Option  Agreement  pursuant to
             the LabOne, Inc. 1997 Long-Term Incentive Plan
10.4         Amendments to the  Company's  2001  Long-Term  Incentive
             Plan
10.5         Amendments to outstanding  stock option agreements under
             the Company's 2001 Long-Term Incentive Plan
10.6         Amendment  No. 1 to Stock Option  Agreement  pursuant to
             the LabOne,  Inc. 2001  Long-Term  Incentive Plan (Bonus
             Replacement Stock Option Program)
10.7         Amendment  No. 1 to Stock Option  Agreement  pursuant to
             the LabOne,  Inc. 2001  Long-Term  Incentive Plan (Stock
             Program for Outside Directors)
10.8         Amendment  No. 1 to Stock Option  Agreement  pursuant to
             the LabOne,  Inc. 2001  Long-Term  Incentive Plan (Stock
             Incentive Program)

10.9 Employment Agreement between W. Thomas Grant II and LabOne, Inc., dated as of August 8, 2005
10.10 Employment Agreement between Michael J. Asselta and LabOne, Inc., dated as of August 8, 2005
10.11 Employment Agreement between Philip A. Spencer and LabOne, Inc., dated as of August 8, 2005
10.12 Employment Agreement between Gregg R. Sadler and LabOne, Inc., dated as of August 8, 2005
10.13 Employment Agreement between L. Patrick James, M.D. and LabOne, Inc., dated as of August 8, 2005
99.1         Press Release, dated August 8, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               LABONE, INC.



Date:  August 8, 2005          By: /s/ John W. McCarty
                                   --------------------------------
                                   John W. McCarty
                                   Executive Vice President and
                                   Chief Financial Officer